John Hancock Funds

                          Special Equities
                                Fund

                         SEMIANNUAL REPORT

                           APRIL 30, 1998


TRUSTEES
Edward J. Boudreau, Jr.
Dennis S. Aronowitz
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Michael P. DiCarlo
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS
Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President and Chief Operating Officer
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER
DFS Advisors LLC
75 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



[A 2" x 3" photo at bottom right of page of fund portfolio manager Michael P. DiCarlo. Caption reads "Michael P. DiCarlo, Portfolio Manager".]

BY MICHAEL P. DICARLO, PORTFOLIO MANAGER

John Hancock
Special Equities Fund

Small-stock rally cut short by Asian turmoil; large stocks still lead the way

The stock market kept moving ahead over the last six months, ignoring earnings disappointments and fears of fallout from Asia's woes. Strong economic growth and low interest rates helped keep the market on its record three-year path as it rose to new heights yet again, producing better results in six months than it has historically provided in an average year. The broad market as measured by the Standard & Poor's 500 Stock Index advanced by 22% in the period. Small-company stocks, however, struggled in vain to keep up with their larger counterparts. As the period began last November, financial turmoil in Asia had just whipsawed small stocks. Concerns about Asia's impact on worldwide growth caused investors to flee the more volatile small-cap arena in droves and seek shelter in the larger, more liquid and secure blue-chip names. It marked the end of a strong six-month small-cap rally and further solidified the trend of the last several years in which large-company stocks have been the place to be.

The market for small-cap stocks was extremely punishing to companies that missed earnings targets. Several mergers among brokerage firms that formerly tracked and made a market in small stocks compounded the problem. This shrinkage of the small-cap market caused trading difficulties in some stocks, constraining liquidity. The net effect for small stocks: underperformance and increased volatility. Small-cap growth funds that are particularly aggressive, like Special Equities, took the brunt of the blow, suffering more than their small-cap value counterparts, especially early in the period.

"Small-
company
stocks...
struggled
in vain to
keep up
with their
larger
counterparts."

[Chart at the top of left hand column with the heading "Top Five Common Stock Holdings". The chart lists five holdings: 1.) Chancellor Media 4.6%; 2.) Elan 3.7%; 3.) Uniphase 3.6%; 4.) Outdoor Systems 3.3% and 5.) EVI 3.3%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

The Fund remained in the doldrums during the period. For the six months ended April 30, 1998, the Fund's Class A and Class B shares posted total returns of 3.34% and 2.90%, respectively, at net asset value. Class C shares, which have been renamed Class Y shares to conform to industry standards, returned 3.54% at net asset value during the period. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. The Fund's results lagged its benchmarks and peers, falling short of the 11.88% return of the broad-based Russell 2000 Index, the 9.95% return of the Russell 2000 Growth Index, which measures the performance of faster-growing small companies, and the 11.04% return of the average small-cap fund, according to Lipper Analytical Services, Inc.1 Longer-term performance information can be found on pages seven and eight.

Underperformance explained

As most shareholders know, the Fund has a long history of delivering competitive returns. The Fund's Class A shares posted an average annual return of 19.75% for the 10-year period ended April 30, 1998, besting 91% of the small-cap funds in Lipper's universe. However, it's been a different story over the last two years, with lagging returns and increased volatility. This has been a tremendous disappointment we humbly acknowledge. In this report we will identify why we think this happened and what is being done to try to return the Fund to its history as an outperformer.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Dura Pharmaceuticals followed by a down arrow with the phrase "Slowdown in sales". The second listing is AOL followed by an up arrow and the phrase "Dominant Internet position; strong subscriber growth". The third listing is Cendant followed by a down arrow and the phrase "News of accounting irregularities punishes stock". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

Issue 1: Poor performance of some of our largest holdings. A number of the Fund's largest holdings have experienced significant difficulties recently. Cendant, an acquisition-driven conglomerate, was hammered after the discovery of accounting irregularities at a firm it merged with. Graham-Field Health, a medical product and services company, ran into unanticipated problems around a recent acquisition. Health-care company Dura Pharmaceuticals got hit by a slowdown in sales. We sold all three of these stocks since, despite some compelling fundamentals, we believe it will take time for each to work out its issues.

Issue 2: Over-reliance on company fundamentals. On the face of it, this sounds like twisted logic since strict attention to fundamentals usually rewards investors. But what has become clear to us is that in today's hyper-volatile small-cap market, fundamentals don't always carry the day. Sometimes stocks go down because no one wants to own them, even if the companies are doing well. For many years, we have been successful following our four basic investment criteria: revenue and profit growth of at least 25% per year, the ability to self-finance growth, domination in a marketplace or niche and management that is committed to enhancing shareholder value. We are still sticking to these criteria but in retrospect, we would have benefited from pulling the trigger sooner on some stocks. Over the long term, the evidence suggests that stock prices follow earnings. We continue to believe this, but we won't be as quick to underestimate the market realities that sometimes send stocks lower.



[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 5% with 15% at the top and 0% at the bottom. The first bar represents the 3.34% total return for John Hancock Special Equities Fund Class A. The second bar represents the 2.90% total return for John Hancock Special Equities Fund Class B. The third bar represents the 3.54% total return for John Hancock Special Equities Class Y* and the fourth bar represents the 11.04% total return for the average small-cap fund. A note below the chart reads "Total returns for John Hancock Special Equities Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper Analytical Services, Inc. (1). See pages seven and eight for historical performance information." A footnote below the note reads "*Formerly Class C. Change effective June 1, 1998."]


Issue 3: Over-concentration in top names. One result of sticking too long with some stocks was a decrease in portfolio turnover. With turnover decreased, we weren't refreshing the Fund with new stocks quickly enough. As a result, the Fund's top 10 holdings grew to be too large a portion of its overall assets. Historically, the top 10 stocks command about 35% of the Fund's net assets; last year that figure had gotten as high as 50%. What's more, the average number of shares we held in a company grew higher than our historical level, which also exacerbated the Fund's volatility.

To rectify the situation, we began last year and continued during this period to sell a significant amount of our largest holdings and larger-cap companies, including Cendant and long-standing favorite America Online. AOL has been a stalwart performer for the Fund over the years since we bought it as a fledgling online service company at its initial public offering. But it has grown so big that we significantly pared it back.

Issue 4: Too few stocks. In recognition of the increased volatility for the small-cap market as a whole, and to broaden the Fund's exposure to the small-cap universe, we increased the number of Fund holdings from 71 six months ago to 90 by the end of April. Eventually, we intend to reach a target level of approximately 100 names. We believe this extra level of diversification will give us new opportunities and help dampen some of the Fund's recent swings. An example of a new addition we like a lot is Internet music retailer CDnow, which combines a strong, seasoned management team with a good business plan that taps into the broad universe of e-commerce.

"...we
continue to
maintain our
positive, but
cautious,
outlook."

Overall, the actions we have taken have already started to have the desired effect. By the end of the period, the Fund had fresher names, its top 10 holdings as a percentage of total net assets were back within the historical range, and the average number of shares we hold per company had also declined.

Outlook

We believe that the Fund is now better positioned to benefit from any subsequent small-cap stock rallies, given our revitalized sell discipline and a broader representation of small-company stocks in the portfolio. We will keep working hard to bring the Fund back to its longer-term level of top performance.

As for small-company stocks, we continue to maintain our positive but cautious outlook. With low interest rates and a strong economy still in force, the environment remains good. After being out of favor for so long, despite periodic rallies, small-stock valuations as a group are still very compelling, as we have said many times before. We would love to be able to tell you that it's finally time for small stocks again, as it was in the first half of the 90s. But while the broad stock market continues its advance, it also remains punishing in pockets, and no one knows for sure when that will change. With fears of a market correction lingering from Asia's woes, the small-cap world could still remain turbulent in the near term. No matter what the market does, we will keep our eyes on our target -- fast growing small-company stocks whose stock prices reward investors for their earnings growth.

--------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Equities Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to January 1992, different sales charges were in effect for Class A shares and are not reflected in the performance information. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended March 31, 1998

                                     ONE          FIVE         TEN
                                    YEAR         YEARS        YEARS
                                 ----------   ----------   ----------
Cumulative Total Returns           27.70%       108.89%       511.90%
Average Annual Total Returns       27.70%        15.87%        19.86%

CLASS B
For the period ended March 31, 1998

                                                              SINCE
                                     ONE          FIVE      INCEPTION
                                    YEAR         YEARS       (3/1/93)
                                 ---------     ---------   ----------
Cumulative Total Returns           28.43%       110.56%      123.14%
Average Annual Total Returns       28.43%        16.06%       17.11%

CLASS C*
For the period ended March 31, 1998
                                                              SINCE
                                                   ONE      INCEPTION
                                                  YEAR       (9/1/93)
                                                ---------  ----------
Cumulative Total Returns                         35.07%      95.60%
Average Annual Total Returns                     35.07%      15.78%

* Effective June 1, 1998, Class C shares were renamed Class Y shares.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Special Equities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 U.S stocks. The Russell 2000 Growth Index is an unmanaged index containing those Russell 2000 Index stocks with a greater-than-average growth orientation. Past performance is not indicative of future results.

[Line chart with the heading Special Equities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund.
Within the chart are four lines. The first line represents the value of the Special Equities Fund, before sales charge, and is equal to $69,946 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund, after sales charge, on October 31, 1987, and is equal to $66,449 as of April 30, 1998. The third line represents the Russell 2000 Index and is equal to $48,952 as of April 30, 1998. The fourth line represents the Russell 2000 Growth Index and is equal to $41,147 as of April 30, 1998.]

[Line chart with the heading Special Equities Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Special Equities Fund, before sales charge, and is equal to $21,783 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund, after sales charge, on March 1, 1993 and is equal to $21,683 as of April 30, 1998. The third line represents the Russell 2000 Index and is equal to $21,415 as of April 30, 1998. The fourth line represents the Russell 2000 Growth Index and is equal to $21,417 as of April 30, 1998.]

[Line chart with the heading Special Equities Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Russell 2000 Index and is equal to $20,985 as of April 30, 1998. The second line represents the value of the Russell 2000 Growth Index and is equal to $19,174 as of April 30, 1998. The third line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund, before sales charge, on September 1, 1993 and is equal to $19,033 as of April 30, 1998.]

*Effective June 1, 1998, Class C shares were renamed Class Y shares.



Financial Statements

John Hancock Funds - Special Equities Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
----------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $1,082,503,348)                               $1,523,494,769
Joint repurchase agreement (cost - $73,359,000)                         73,359,000
Short-term notes (cost - $53,543,742)                                   53,543,742
Corporate savings account                                                    6,941
                                                                    --------------
                                                                     1,650,404,452
Receivable for investments sold                                         35,485,071
Receivable for shares sold                                                 521,471
Interest receivable                                                         11,222
Other assets                                                                34,999
                                                                    --------------
Total Assets                                                         1,686,457,215
----------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                       19,851,001
Payable for shares repurchased                                           2,128,259
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                  1,740,045
Accounts payable and accrued expenses                                       96,414
                                                                    --------------
Total Liabilities                                                       23,815,719
----------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                        987,799,977
Accumulated net realized gain on investments                           247,061,420
Net unrealized appreciation of investments                             440,996,935
Accumulated net investment loss                                        (13,216,836)
                                                                    --------------
Net Assets                                                          $1,662,641,496
==================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $752,107,738 / 27,654,435                                         $27.20
==================================================================================
Class B - $843,491,021 / 32,115,555                                         $26.26
==================================================================================
Class C(1) - $67,042,737 / 2,410,941                                        $27.81
==================================================================================
Maximum Offering Price Per Share*
Class A - ($27.20 x 105.26%)                                                $28.63
==================================================================================
*On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
(1) Effective June 1, 1998, Class C shares were renamed Class Y shares.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
----------------------------------------------------------------------------------
Investment Income:
Interest                                                                $1,819,055
Dividends                                                                  428,053
                                                                     -------------
                                                                         2,247,108
                                                                     -------------
Expenses:
Investment management fee - Note B                                       6,991,828
Distribution and service fee - Note B
Class A                                                                  1,136,667
Class B                                                                  4,407,979
Transfer agent fee - Note B                                              2,368,427
Financial services fee - Note B                                            153,063
Custodian fee                                                              142,094
Registration and filing fees                                                67,583
Printing                                                                    53,524
Trustees' fees                                                              49,955
Auditing fee                                                                22,817
Miscellaneous                                                               19,108
Legal fees                                                                   9,738
                                                                     -------------
Total Expenses                                                          15,422,783
----------------------------------------------------------------------------------
Net Investment Loss                                                    (13,175,675)
----------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                                  259,286,654
Change in net unrealized appreciation/depreciation
of investments                                                        (189,875,754)
                                                                     -------------
Net Realized and Unrealized
Gain on Investments                                                     69,410,900
----------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                              $56,235,225
==================================================================================

See notes to financial statements.




Financial Statements

John Hancock Funds - Special Equities Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 SIX MONTHS ENDED
                                                                                               YEAR ENDED         APRIL 30, 1998
                                                                                            OCTOBER 31, 1997        (UNAUDITED)
                                                                                            ----------------      --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                                             ($28,901,150)       ($13,175,675)
Net realized gain on investments sold                                                             14,736,245         259,286,654
Change in net unrealized appreciation/depreciation of investments                                150,858,729        (189,875,754)
                                                                                            ----------------      --------------
Net Increase in Net Assets Resulting from Operations                                             136,693,824          56,235,225
                                                                                            ----------------      --------------
From Fund Share Transactions - Net: *                                                           (269,581,490)       (256,889,403)
                                                                                            ----------------      --------------
Net Assets:
Beginning of period                                                                            1,996,183,340       1,863,295,674
                                                                                            ----------------      --------------
End of period (including accumulated net investment loss
of $41,161 and $13,216,836, respectively)                                                     $1,863,295,674      $1,662,641,496
                                                                                            ================      ==============

* Analysis of Fund Share Transactions:


                                                                                                         SIX MONTHS ENDED
                                                                     YEAR ENDED                           APRIL 30, 1998
                                                                  OCTOBER 31, 1997                          (UNAUDITED)
                                                         ---------------------------------        ------------------------------
                                                            SHARES              AMOUNT              SHARES            AMOUNT
                                                         -----------        --------------        ----------      --------------
CLASS A
Shares sold                                              159,331,596        $3,736,259,803        39,174,207      $1,032,036,164
Less shares repurchased                                 (168,292,664)       (3,969,808,409)      (42,190,044)     (1,116,153,255)
                                                         -----------        --------------        ----------      --------------
Net decrease                                              (8,961,068)        ($233,548,606)       (3,015,837)       ($84,117,091)
                                                         ===========        ==============        ==========      ==============
CLASS B
Shares sold                                               26,806,305          $621,229,331         2,344,831         $59,228,623
Less shares repurchased                                  (29,432,594)         (686,306,670)       (7,515,170)       (190,814,834)
                                                         -----------        --------------        ----------      --------------
Net decrease                                              (2,626,289)         ($65,077,339)       (5,170,339)      ($131,586,211)
                                                         ===========        ==============        ==========      ==============
CLASS C(1)
Shares sold                                                1,863,540           $45,155,315           768,044         $20,623,145
Less shares repurchased                                     (682,739)          (16,110,860)       (2,247,309)        (61,809,246)
                                                         -----------        --------------        ----------      --------------
Net increase (decrease)                                    1,180,801           $29,044,455        (1,479,265)       ($41,186,101)
                                                         ===========        ==============        ==========      ==============

(1) Effective June 1, 1998, Class C shares were renamed Class Y shares.


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      SIX MONTHS
                                                                                                                         ENDED
                                                                    YEAR ENDED OCTOBER 31,                             APRIL 30,
                                             --------------------------------------------------------------------        1998
                                               1993           1994           1995           1996           1997       (UNAUDITED)
                                             ---------      --------       --------       --------       --------      ---------

CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period           $10.99         $16.13         $16.11         $22.15         $24.53        $26.32
                                             --------       --------       --------       --------       --------      --------
Net Investment Loss(1)                          (0.20)         (0.21)         (0.18)         (0.22)         (0.29)        (0.15)
Net Realized and Unrealized Gain
on Investments                                   5.43           0.19           6.22           3.06           2.08          1.03
                                             --------       --------       --------       --------       --------      --------
Total from Investment Operations                 5.23          (0.02)          6.04           2.84           1.79          0.88
                                             --------       --------       --------       --------       --------      --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold                                (0.09)            --             --          (0.46)            --            --
                                             --------       --------       --------       --------       --------      --------
Net Asset Value, End of Period                 $16.13         $16.11         $22.15         $24.53         $26.32        $27.20
                                             ========       ========       ========       ========       ========      ========
Total Investment Return at Net Asset
Value(2)                                        47.83%         (0.12%)        37.49%         12.96%          7.30%         3.34%(5)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)     $296,793       $310,625       $555,655       $972,312       $807,371      $752,108
Ratio of Expenses to Average Net Assets          1.84%          1.62%          1.48%          1.42%          1.43%         1.42%(6)
Ratio of Net Investment Loss to Average
Net Assets                                      (1.49%)        (1.40%)        (0.97%)        (0.89%)        (1.18%)       (1.16%)(6)
Portfolio Turnover Rate	                      33%            66%            82%            59%            41%           44%

CLASS B(3)
Per Share Operating Performance
Net Asset Value, Beginning of Period           $12.30         $16.08         $15.97         $21.81         $23.96        $25.52
                                             --------       --------       --------       --------       --------      --------
Net Investment Loss(1)                          (0.18)         (0.30)         (0.31)         (0.40)         (0.46)        (0.24)
Net Realized and Unrealized Gain on
Investments                                      3.96           0.19           6.15           3.01           2.02          0.98
                                             --------       --------       --------       --------       --------      --------
Total from Investment Operations                 3.78          (0.11)          5.84           2.61           1.56          0.74
                                             --------       --------       --------       --------       --------      --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold                                   --             --             --          (0.46)            --            --
                                             --------       --------       --------       --------       --------      --------
Net Asset Value, End of Period                 $16.08         $15.97         $21.81         $23.96         $25.52        $26.26
                                             ========       ========       ========       ========       ========      ========
Total Investment Return at Net
Asset Value(2)                                  30.73%(5)      (0.68%)        36.57%         12.09%          6.51%         2.90%(5)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)     $158,281       $191,979       $454,934       $956,374       $951,449      $843,491
Ratio of Expenses to Average Net Assets          2.34%(6)       2.25%          2.20%          2.16%          2.19%         2.18%(6)
Ratio of Net Investment Loss to Average
Net Assets                                      (2.03%)(6)     (2.02%)        (1.69%)        (1.65%)        (1.95%)       (1.92%)(6)
Portfolio Turnover Rate                            33%            66%            82%            59%            41%           44%

See notes to financial statements.




Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      SIX MONTHS
                                                                                                                         ENDED
                                                                    YEAR ENDED OCTOBER 31,                             APRIL 30,
                                             --------------------------------------------------------------------        1998
                                               1993           1994           1995           1996           1997       (UNAUDITED)
                                             ---------      --------       --------       --------       --------      ---------

CLASS C(4)
Per Share Operating Performance
Net Asset Value, Beginning of Period            $14.90        $16.14         $16.20         $22.40         $24.91        $26.86
                                             ---------      --------       --------       --------       --------      --------
Net Investment Loss(1)                           (0.03)        (0.13)         (0.09)         (0.14)         (0.18)        (0.10)
Net Realized and Unrealized Gain
on Investments                                    1.27          0.19           6.29           3.11           2.13          1.05
                                             ---------      --------       --------       --------       --------      --------
Total from Investment Operations                  1.24          0.06           6.20           2.97           1.95          0.95
                                             ---------      --------       --------       --------       --------      --------
Less Distributions:
Distributions from Net Realized Gain
on Investments Sold                                 --            --             --          (0.46)            --            --
                                             ---------      --------       --------       --------       --------      --------
Net Asset Value, End of Period                 $16.14         $16.20         $22.40         $24.91         $26.86        $27.81
                                             =========      ========       ========       ========       ========      ========

Total Investment Return at Net
Asset Value(2)                                   8.32%(5)       0.37%         38.27%         13.40%          7.83%         3.54%(5)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)       $2,838         $7,123       $ 13,701       $ 67,498       $104,476      $ 67,043
Ratio of Expenses to Average Net Assets          1.45%(6)       1.11%          1.01%          1.03%          0.97%         0.97%(6)
Ratio of Net Investment Loss to Average
Net Assets                                      (1.35%)(6)     (0.89%)        (0.50%)        (0.54%)        (0.73%)       (0.71%)(6)
Portfolio Turnover Rate                            33%            66%            82%            59%            41%           44%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charge.

(3) Class B shares commenced operations on March 1, 1993.

(4) Class C shares commenced operations on September 1, 1993. Effective June 1, 1998, Class C shares were renamed Class Y shares.

(5) Not annualized.

(6) Annualized.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
April 30, 1998 (Unaudited)
----------------------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special Equities Fund on April 30, 1998.
It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                             MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES           VALUE
--------------------                               ----------------      -------------
COMMON STOCKS
Advertising (3.34%)
Outdoor Systems, Inc.*                                1,750,000            $55,562,500
                                                                         -------------
Aerospace (0.75%)
Aviation Sales Co.*                                     350,000             12,468,750
                                                                         -------------

Broker Services (2.01%)
Hambrecht & Quist Group*                              1,000,000             33,437,500
                                                                         -------------

Business Services - Misc (5.23%)
AHL Services, Inc.*                                     116,000              3,958,500
Automobile Protection Corp.*                            400,000              5,400,000
Charles River Associates, Inc.*                           6,700                160,800
Cornell Corrections, Inc.*                              350,000              7,918,750
Correctional Services Corp.*                            300,000              4,781,250
Mac-Gray Corp.*                                         500,000              8,250,000
Personnel Group of America, Inc.*                       800,000             15,900,000
Pierce Leahy Corp.                                      700,000             20,212,500
Pre-Paid Legal Services, Inc.*                          350,000             13,234,375
RCM Technologies, Inc.*                                 300,000              7,200,000
                                                                         -------------
                                                                            87,016,175
                                                                         -------------
Chemicals (0.04%)
Schein Pharmaceutical, Inc.*                             25,500                624,750
                                                                         -------------
Computers (15.02%)
America Online, Inc.*                                   500,000             40,000,000
AXENT Technologies, Inc.*                               400,000             10,500,000
CBT Group PLC American Depositary
Receipts (ADR) (Ireland)*                               702,500             35,739,688
Complete Business Solutions, Inc.*                      730,000             24,956,875
Datastream Systems, Inc.*                               300,000              6,900,000
Fundtech Ltd.*                                           22,000                464,750
Harbinger Corp.*                                        750,000             27,281,250
IMNET Systems, Inc.                                     300,000              4,837,500
Infinium Software, Inc.*                                400,000              7,050,000
JDA Software Group, Inc.*                               185,100              9,359,119
Manhattan Associates, Inc.*                              12,800                289,600
QuickResponse Services, Inc.*                           300,000             14,100,000
Wang Laboratories, Inc. *                             1,500,000             40,500,000
Wind River Systems*                                     800,000             27,700,000
                                                                         -------------
                                                                           249,678,782
                                                                         -------------
Electronics (8.96%)
DSP Communications, Inc.*                             1,500,000             25,031,250
DuPont Photomasks, Inc.*                                190,900             10,356,325
Firearms Training Systems, Inc.*                        900,000              7,875,000
Photronics, Inc.*                                       222,100              8,189,938
QLogic Corp.*                                            66,500              2,959,250
Uniphase Corp.*                                       1,105,000             59,946,250
Vitesse Semiconductor Corp.*                            600,000             34,612,500
                                                                         -------------
                                                                           148,970,513
                                                                         -------------
Finance (2.83%)
Affiliated Managers Group, Inc.*                        500,000             18,562,500
Financial Federal Corp.*                                500,000             11,562,500
Medallion Financial Corp.                               565,300             16,888,337
                                                                         -------------
                                                                            47,013,337
                                                                         -------------
Food (1.12%)
American Italian Pasta Co. (Class A)*                   600,000             18,600,000
                                                                         -------------
Lasers - Systems/Components (0.50%)
Cymer, Inc.*                                            375,000              8,367,188
                                                                         -------------
Leisure (3.78%)
Family Golf Centers, Inc.*                              500,900             21,100,412
Premier Parks, Inc.*                                    616,700             34,303,937
Travel Services International, Inc.*                    200,000              7,375,000
                                                                         -------------
                                                                            62,779,349
                                                                         -------------
Media (7.66%)
Chancellor Media Corp.*                               1,600,000             75,900,000
Cox Radio, Inc. (Class A)*                              300,000             14,512,500
Jacor Communications, Inc.*                             650,000             36,968,750
                                                                         -------------
                                                                           127,381,250
                                                                         -------------
Medical (12.29%)
Advance Paradigm, Inc.*                                 256,000             10,208,000
AmeriPath, Inc.*                                        391,400              6,409,175
CareMatrix Corp.*                                       500,000             13,562,500
Elan Corp., PLC (ADR) (Ireland)*                      1,000,000             62,125,000
i-STAT Corp.*                                           570,000              7,267,500
Novoste Corp.*                                          400,000              9,900,000
PathoGenesis Corp.*                                     240,000              9,510,000
PharMerica, Inc.*                                       600,000              8,325,000
PhyMatrix Corp.*                                      1,150,000             11,571,875
ProMedCo Management Co.*                                300,000              3,750,000
Province Healthcare Co.*                                102,700              2,837,088
Universal Health Services, Inc. (Class B)*              872,200             50,206,012
Wesley Jessen VisionCare, Inc.*                         282,500              8,722,188
                                                                         -------------
                                                                           204,394,338
                                                                         -------------
Oil & Gas (4.34%)
EVI, Inc.*                                            1,019,100             54,267,075
Friede Goldman International, Inc.*                     446,400             17,967,600
                                                                         -------------
                                                                            72,234,675
                                                                         -------------
Real Estate Operations (1.99%)
Signature Resorts, Inc.*                                750,000             13,406,250
Silverleaf Resorts, Inc.*                               500,000             11,875,000
Trendwest Resorts, Inc.                                 400,000              7,800,000
                                                                         -------------
                                                                            33,081,250
                                                                         -------------
Retail (13.20%)
Abercrombie & Fitch Co. (Class A)*                      300,000             13,350,000
CDnow, Inc.*                                            650,000             20,800,000
Central Garden & Pet Co.*                             1,000,000             34,250,000
Cheesecake Factory, Inc (The)*                          635,000             16,033,750
Columbia Sportswear Co.*                                  7,000                148,750
Finish Line, Inc. (The)*                                400,000              9,900,000
Garden Ridge Corp.*                                     500,000              9,562,500
Guitar Center Inc.*                                     500,000             14,250,000
MSC Industrial Direct Co., Inc. (Class A)*              560,000             28,490,000
Party City Corp.*                                       400,000             11,100,000
Starbucks Corp.*                                      1,000,000             48,125,000
Trans World Entertainment Corp.*                        500,000             13,500,000
                                                                         -------------
                                                                           219,510,000
                                                                         -------------
Service (0.95%)
MemberWorks, Inc.*                                      515,000             15,836,250
                                                                         -------------
Telecommunications (6.56%)
Concentric Network Corp.*                               500,000             10,812,500
Corsair Communications, Inc.*                           500,000              9,250,000
e.spire Communications, Inc.*                           500,000              9,500,000
Esat Telecom Group PLC (ADR) (Ireland)*                 136,300              4,361,600
Innova Corp.*                                           400,000              6,850,000
Melita International Corp.*                             400,000              5,350,000
Metromedia Fiber Network, Inc. (Class A)*               350,000             10,806,250
Premiere Technologies, Inc.*                            500,000             15,937,500
STAR Telecommunications, Inc.*                        1,025,000             27,739,062
Telegroup, Inc.*                                        500,000              7,500,000
Teligent, Inc. (Class A)*                                30,000                881,250
                                                                         -------------
                                                                           108,988,162
                                                                         -------------
Textile (0.43%)
Guess ?, Inc.*                                        1,200,000              7,125,000
                                                                         -------------
Wire & Cable Products (0.63%)
AFC Cable Systems, Inc.*                                300,000             10,425,000
                                                                         -------------
TOTAL COMMON STOCKS
(Cost $1,082,503,348)                                    (91.63%)        1,523,494,769
                                                      ---------          -------------




                                      INTEREST      PAR VALUE
ISSUER, DESCRIPTION                     RATE      (000s OMITTED)
-------------------                   --------    -------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.41%)
Investment in a joint repurchase
agreement transaction with
Toronto Dominion Securities
USA, Inc. - Dated 04-30-98,
Due 05-01-98 (Secured by
U.S. Treasury Bills, 4.86%
and 5.27%, Due 06-18-98
and 12-10-98, U.S. Treasury
Bonds, 6.00% thru 13.25%,
Due 05-15-14 thru 02-15-27
and U.S. Treasury Notes,
4.75% thru 9.25%, Due
07-31-98 thru 05-15-06)
- Note A                                  5.50%         $73,359             73,359,000
                                                                         -------------

Short-Term Notes (3.22%)
American Express Credit Corp.,
due 05-14-98                              5.55%          $8,586             $8,568,792
Federal Home Loan Bank Disc Corp.,
due 05-08-98                              5.36           15,000             14,984,367
Heller Financial, Inc.,
due 05-01-98                              5.65           20,000             20,000,000
Heller Financial, Inc.,
due 05-07-98                              5.65           10,000              9,990,583
                                                                         -------------
TOTAL SHORT-TERM NOTES
(Cost $53,543,742)                                        (3.22%)           53,543,742
                                                                         -------------


                                                                            MARKET
ISSUER, DESCRIPTION                                                          VALUE
-------------------                                                     --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95%                                                              $6,941
                                                                        --------------
TOTAL SHORT-TERM INVESTMENTS                              (7.63%)          126,909,683
                                                  -------------         --------------
TOTAL INVESTMENTS                                        (99.26%)        1,650,404,452
                                                  -------------         --------------
OTHER ASSETS AND LIABILITIES, NET                         (0.74%)           12,237,044
                                                  -------------         --------------
TOTAL NET ASSETS                                        (100.00%)       $1,662,641,496
                                                  =============         ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the
Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES
John Hancock Special Equities Fund (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing in a diversified portfolio of equity securities consisting primarily of small-capitalization companies and companies in situations offering unusual or non-recurring opportunities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. Effective June 1, 1998, Class C shares were renamed Class Y shares.
The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,225,234 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made.
The carryforwards expire October 31, 2004.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the period ended April 30, 1998.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.85% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.80% of the Fund's average daily net asset value in excess of $250,000,000.

DiCarlo, Forbes and St. Pierre Advisors, LLC, (the "subadviser")(DFS) serves as subadviser to the Fund pursuant to a subadvisory agreement with the Fund and the Adviser. The Adviser, not the Fund, pays all subadvisory fees. The Adviser pays DFS an annual fee of 0.25% of the average daily net assets of the Fund.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1998 net sales charges received with regard to sales of Class A shares amounted to $676,710. Out of this amount, $106,359 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $382,433 was paid as sales commissions to unrelated broker-dealers and $187,918 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $2,520,100.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. Class A and Class B shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class C shares pay a monthly transfer agent fee equivalent of 0.10% of the average daily net assets of the Class C shares of the Fund.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, Mr. Michael P. DiCarlo and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other
John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $5,514.

NOTE C --
INVESTMENT TRANSACTIONS:
Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1998, aggregated $734,219,097 and $1,111,872,393, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1998.

The cost of investments owned at April 30, 1998 (including the joint repurchase agreement) for federal income tax purposes was $1,209,406,090. Gross unrealized appreciation and depreciation of investments aggregated $515,780,724 and $74,789,303, respectively, resulting in net unrealized appreciation of $440,991,421.

NOTE D -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS
Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 1998 is set forth below.


                                           Acquisitions           Dispositions
                                          ----------------------------------------
                               Beginning                                              Ending
                                 Share    Share               Share                   Share        Realized     Dividend     Ending
Affiliate                       Amount    Amount    Cost      Amount      Cost        Amount       Gain (Loss)    Income      Value
------------------------------------------------------------------------------------------------------------------------------------
DSP Communications, Inc.      2,302,000     --       $--      802,000   $5,793,629  1,500,000(1)    $7,777,518      --        $--
Hvide Marine, Inc. (Class A)    700,000     --        --      700,000    8,400,000          -(2)     3,711,084      --         --
IMNET Systems, Inc.             500,000     --        --      200,000    5,948,442    300,000(1)    (2,788,583)     --         --
                                                   --------             ----------                  ----------   --------   --------
                                                     $--               $20,142,071                  $8,700,019     $--        $--
                                                   ========             ==========                  ==========   ========   ========

(1) As of April 30, 1998, no longer an affiliated issuer.

(2) As of April 30, 1998, no longer owned by Fund.




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corner of the page. A box sectioned in quadrants with a
triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

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This report is for the information of shareholders of the John Hancock
Special Equities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."
                                                          180SA  4/98
                                                                 6/98